EXHIBIT 23.1
                                                                    ------------



                      CONSENT OF PRICEWATERHOUSECOOPERS LLP

                        CONSENT OF INDEPENDENT ACCOUNTANT
                        ---------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 1, 2000 relating to the financial statements and financial statement schedule, which appears in DSL.net, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


PRICEWATERHOUSECOOPERS LLP
Stamford, Connecticut
June 9, 2000